UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2018

WMIH Corp.

(Exact name of registrant as specified in its charter)

001-14667

(Commission

File Number)

Delaware	91-1653725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

800 Fifth Avenue, Suite 4100 Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(206) 922-2957

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure provided below in Item 8.01 with respect to the RRA Amendment (as defined below) is incorporated by reference into this Item 1.01.

Item 8.01	Other Events.

On January 5, 2018, WMIH Corp. (the “Company”) issued a press release announcing the effectiveness of the Charter Amendment and the modification of the terms of its Series B Convertible Preferred Stock, par value $0.00001 per share (the “Series B Preferred Stock”), which is filed as Exhibit 99.1.

As previously disclosed on December 11, 2017, the requisite holders (the “Series B Holders”) of the Company’s Series B Preferred Stock approved an amendment which was filed with the Delaware Secretary of State on December 7, 2017 (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Existing Charter”), which Charter Amendment amends the terms of the Series B Preferred Stock and effects an exchange of the previously outstanding 3.00% Series B Preferred Stock for shares of 5.00% Series B Preferred Stock. The Charter Amendment became automatically effective at 12:00 a.m., New York City time, on January 5, 2018, given that no Qualified Acquisition (as defined in the Existing Charter) had occurred prior to such time. In connection with the effectiveness of the Charter Amendment, the Company entered into an amendment on January 5, 2018 (the “RRA Amendment”) to its Registration Rights Agreement, dated January 5, 2015, among the Company, Citigroup Global Markets Inc., and KKR Capital Markets LLC, which is an affiliate of KKR Fund Holdings L.P. and KKR Wand Investors L.P.

A copy of the Charter Amendment was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Commission on December 11, 2017. A copy of the RRA Amendment is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

10.1	First Amendment, dated January 5, 2018, to that certain Registration Rights Agreement, dated January 5, 2015, among the Company, Citigroup Global Markets Inc., and KKR Capital Markets LLC.

99.1	Press Release, dated January 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMIH CORP.
(Registrant)

Date: January 5, 2018	By:	/s/ Charles Edward Smith
	Name:	Charles Edward Smith
	Title:	Executive Vice President